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                                                                    Exhibit 23.1



As independent public accountants, we hereby consent to the use in this registration statement no. 333-72693 of our report included herein and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP



Philadelphia, Pa
April 7, 1999